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                                                                    EXHIBIT 99.2


                                  CERTIFICATION


PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (AS CODIFIED AT 18 U.S.C.SS.1350).


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 Title 18, United State Code), the undersigned officer of Cortelco Systems Puerto Rico, Inc., a Puerto Rico corporation (the "Company"), does hereby certify, that:


The Quarterly Report on Form 10-Q for the quarter ended October 31, 2002 (the "Form 10-q") of the Company fully complies with the requirements of section 13
(a) or 15(d) of the Security Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 13, 2002               By   /s/ Francisco Sanchez
                                            ------------------------
                                            Vice President
                                            Chief Executive Officer, Secretary